UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

LAWSON PRODUCTS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 827-9666

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the Lawson Products, Inc.’s (the “Company”) investor relations plan, the Company has updated its Investor Presentation (the “Presentation”) which is furnished as Exhibit 99.1 to this Report on Form 8-K and Investor Presentation Executive Summary (“Executive Summary”) which is furnished as Exhibit 99.2 to this Report on Form 8-K. Copies of the Presentation and Executive Summary are also available on the Company’s website at www.lawsonproducts.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Investor Presentation

99.2 Investor Presentation Executive Summary

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: August 16, 2011

By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Senior Vice President,
Chief Financial Officer

Exhibit Index

Exhibit No,	Description
99.1	Investor Presentation
99.2	Investor Presentation Executive Summary